 Filed Pursuant to Rule 497
 File No. 333-215074
FS CREDIT INCOME FUND

Supplement dated August 5, 2020
to
Prospectus dated February 28, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Credit Income Fund (the “Fund”), dated February 28, 2020 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 35 of the Prospectus before you decide to invest in the Fund’s Shares.
Management of the Fund
On July 30, 2020, Robert Hoffman replaced Brian Norcross on FS Credit Income Advisor’s investment committee.
Following such change, FS Credit Income Advisor’s investment committee is comprised of four members: Michael Kelly, Daniel Picard, Kenneth Miller and Robert Hoffman. All references to Brian Norcross in the Prospectus are hereby removed.
As a result of the foregoing, this supplement supplements the subsection of the Prospectus entitled “Management of the Fund—Investment Personnel” by replacing the second sentence of the first paragraph thereof in its entirety with the following:
“The members of FS Credit Income Advisor’s investment committee are Michael Kelly, Daniel Picard, Kenneth Miller and Robert Hoffman.”
This supplement supplements the subsection of the Prospectus entitled “Management of the Fund—Investment Personnel” by inserting the following paragraph immediately before the last paragraph thereof:
Robert Hoffman is a managing director and head of the investment research group at FS Investments where he serves as a subject matter expert on the corporate credit markets and the firm’s alternative investment solutions. In this role, he develops key communications and resources to help educate on and position the firm’s products. Mr. Hoffman has over 20 years of experience in the investment and financial services industry and has been with FS Investments since 2013. Prior to joining FS Investments, he was an executive director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman graduated from Columbia University with a B.A. in Political Science and holds the CFA Institute’s Chartered Financial Analyst designation.

FS CREDIT INCOME FUND

Supplement dated August 5, 2020
to
Statement of Additional Information dated February 28, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information of FS Credit Income Fund (the “Fund”), dated February 28, 2020 (as may be supplemented or amended, the “SAI”). Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 35 of the Prospectus before you decide to invest in the Fund’s Shares.
Management of the Fund
On July 30, 2020, Robert Hoffman replaced Brian Norcross on FS Credit Income Advisor’s investment committee.
Following such change, FS Credit Income Advisor’s investment committee is comprised of four members: Michael Kelly, Daniel Picard, Kenneth Miller and Robert Hoffman. All references to Brian Norcross in the Statement of Additional Information are hereby removed.
As a result of the foregoing, this supplement supplements the subsection of the Statement of Additional Information entitled “Management of the Fund—Portfolio Management—Other Accounts Managed by Portfolio Managers” by inserting the following in the table of such subsection in the appropriate alphabetical order:
Robert Hoffman
Registered Investment Companies	1	1,964,306(3)	1	1,964,306(3)
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(3)
The assets for the account within FS Global Credit Opportunities Fund represent assets as of September 30, 2019.

This supplement supplements the subsection of the Statement of Additional Information entitled “Management of the Fund—Portfolio Management—Securities Ownership of Portfolio Managers” by inserting the following in the table of such subsection in the appropriate alphabetical order:
Robert Hoffman                  $1 – $10,000